SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

MBIA INC.

(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Addresses of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

914-273-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 31, 2005 the Registrant’s primary operating subsidiary MBIA Insurance Corporation (“MBIA”) entered into the Fourth Amended and Restated Credit Agreement, effective March 31, 2005 (the “Amended and Restated Credit Agreement”) among MBIA, Bayerische Landesbank, New York Branch, Landesbank Baden-Württemberg, New York Branch, Landesbank Hessen-Thüringen Girozentrale, New York Branch, Keybank National Association, Dekabank Deutsche Girozentrale, Kbc Bank, N.V., NordDeutsche Landesbank Girozentrale, New York Branch, The Bank of Nova Scotia and The Bank of New York.

Pursuant to the Amended and Restated Credit Agreement, the banks signatory thereto have agreed to provide MBIA with an unconditional, irrevocable $450 million line of credit to cover losses which may arise on MBIA’s public finance portfolio. The credit line may be drawn on in the event that MBIA’s cumulative losses (net of any recoveries) in respect of defaulted public finance obligations exceed the greater of (i) $500 million or (ii) 5.0% of average annual debt service related to MBIA’s public finance policies. The obligation to repay loans made under the Amended and Restated Credit Agreement is a limited recourse obligation of MBIA, payable solely from, and secured by a pledge of, recoveries realized on defaulted insured public finance obligations, from certain pledged installment premiums and other collateral. Borrowings under the Amended and Restated Credit Agreement are repayable on the expiration date of the Credit Agreement, currently March 31, 2015.

The Credit Agreement contains covenants that, among other things, restrict MBIA’s ability to encumber assets or merge or consolidate with another entity.

A copy of the Agreement is attached hereto as Exhibit 10.01.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

10.01 Fourth Amended and Restated Credit Agreement, effective March 31, 2005 among MBIA Insurance Corporation, Bayerische Landesbank, New York Branch, Landesbank Baden-Württemberg, New York Branch, Landesbank Hessen-Thüringen Girozentrale, New York Branch, Keybank National Association, Dekabank Deutsche Girozentrale, Kbc Bank, N.V., NordDeutsche Landesbank Girozentrale, New York Branch, The Bank of Nova Scotia and The Bank of New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Ram D. Wertheim
Ram D. Wertheim
General Counsel

Date: April 5, 2005

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated April 5, 2005

10.01 Fourth Amended and Restated Credit Agreement, effective March 31, 2005 among MBIA Insurance Corporation, Bayerische Landesbank, New York Branch, Landesbank Baden-Württemberg, New York Branch, Landesbank Hessen-Thüringen Girozentrale, New York Branch, Keybank National Association, Dekabank Deutsche Girozentrale, Kbc Bank, N.V., NordDeutsche Landesbank Girozentrale, New York Branch, The Bank of Nova Scotia and The Bank of New York.